UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2024
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On January 31, 2024, HI-POWER, LLC (“Hi-Power”), a wholly-owned subsidiary of Eos Energy Enterprises, Inc. (“Eos”), entered into a Pricing Agreement (“Pricing Agreement”) with SHPP US LLC (“Sabic”) to govern the pricing terms for sales of certain resin (the “Product”) to Hi-Power authorized purchasers by Sabic. Pursuant to the Pricing Agreement, Sabic has provided certain pricing commitments in exchange for serving as Hi-Power’s exclusive supplier of the Products. As Hi-Power’s exclusive supplier, Hi-Power has agreed to require that its authorized suppliers purchase 100% of Hi-Power’s requirement of Product from Sabic.
The Pricing Agreement also contains certain minimum purchase volume requirements, in exchange for which Sabic granted HI-POWER and/or its authorized suppliers the exclusive right to purchase the Product within the market space of zinc-bromine bi-polar electrodes for use in stationary utility storage. The Pricing Agreement expires on December 31, 2028.
Item 7.01 Regulation FD Disclosure.
On February 1, 2024, Eos issued a press release announcing the entry into the Pricing Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report and is hereby incorporated by reference herein.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

10.1*+	Pricing Agreement dated January 31, 2024, by and between HI-POWER, LLC and SHP US LLC
99.1	Press release of Eos Energy Enterprises, Inc., dated February 1, 2024
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL
* Certain confidential portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. These redacted terms have been marked in this exhibit at the appropriate place with three asterisks. An unredacted copy of the exhibit will be furnished supplementally to the SEC or its staff upon request.
+ Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC or its staff upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: February 1, 2024	By:	/s/ Nathan Kroeker
		Name:	Nathan Kroeker
		Title:	Chief Financial Officer
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